                                                                  EXHIBIT 99.1
UNIVERSAL AMERICAN FINANCIAL CORP
MD&A
JUNE 30, 2003

CONSOLIDATED OPERATING RESULTS
FOR THE QUARTER ENDED
JUNE 30, 2003                         Q2                  Q1            TOTAL
In thousands                         2003                2003            2002
                                     ----                ----            ----
Career Agency                   $       9,720     $      9,470     $    33,470
Senior Market Brokerage                 5,352            3,056          14,904
Administrative Services                 2,632            2,565           7,631
                               --------------- --------------------------------
         Segment operating
           income                      17,704           15,090          56,006

Corporate                              (2,246)          (3,549)         (6,893)
                               --------------- --------------------------------

         Income before
           realized gains
           and federal
           income taxes                15,458           11,541          49,113

Federal Income taxes on
  operating items                      (5,230)          (4,064)        (17,287)
                               --------------- --------------------------------

Net operating income                   10,227            7,477          31,827

Realized gains (losses)                 1,186              110          (5,084)
Federal income taxes on
  realized gains                         (415)             (39)          1,779
                               --------------- --------------------------------
                                          771               71          (3,304)
                               --------------- --------------------------------

Tax Valuation Allowance                     -                -           1,604
                               --------------- --------------------------------

         Net income             $      10,999     $      7,548     $    30,126
                               =============== ================================

Per Share Data (Diluted)
         Net Operating
           Income               $        0.19     $       0.14     $      0.59
         Realized Gains
           (losses) net
           of tax                        0.01             0.00           (0.06)
         Other net of tax                   -                -            0.03
                               --------------- --------------------------------

         Net Income             $        0.20     $       0.14     $      0.56
                               =============== ================================

         Weighted Average
           shares O/S              54,596,567       54,123,842      54,258,079

SEGMENT CONTRIBUTION TO
OPERATING INCOME
Career Agency                             55%              63%             60%
Senior Market Brokerage                   30%              20%             27%
Administrative Services                   15%              17%             14%
                               --------------- --------------------------------
         Segment operating
           income                        100%             100%            100%
                               =============== ================================

EFFECTIVE TAX RATES:
         Operating Income               33.8%            35.2%           35.2%
         Realized Gains                 35.0%            35.5%           35.0%
         Valuation Allowance             0.0%             0.0%           -3.3%

         Net                            33.9%            35.2%           31.6%


** TABLE CONTINUED... **

CONSOLIDATED OPERATING RESULTS
FOR THE QUARTER ENDED
JUNE 30, 2003                            Q4             Q3               Q2                Q1
In thousands                            2002           2002             2002              2002
                                        ----           ----             ----              ----
Career Agency                      $    10,161      $     8,344      $     7,758      $     7,207
Senior Market Brokerage                  3,530            4,128            3,091            4,155
Administrative Services                  2,067            1,888            1,800            1,876
                                ---------------  ---------------  --------------- ----------------
         Segment operating
           income                       15,759           14,360           12,649           13,238

Corporate                               (1,831)          (1,730)          (1,576)          (1,756)
                                ---------------  ---------------  --------------- ----------------

         Income before
           realized gains
           and federal
           income taxes                 13,928           12,630           11,073           11,482

Federal Income taxes on
  operating items                       (5,274)          (4,471)          (3,465)          (4,077)
                                ---------------  ---------------  --------------- ----------------

Net operating income                     8,655            8,159            7,608            7,405

Realized gains (losses)                  1,126              247           (6,600)             143
Federal income taxes on
  realized gains                          (395)             (86)           2,310              (50)
                                ---------------  ---------------  --------------- ----------------
                                           732              161           (4,290)              93
                                ---------------  ---------------  --------------- ----------------

Tax Valuation Allowance                  1,604                -                -                -
                                ---------------  ---------------  --------------- ----------------

         Net income                $    10,990      $     8,320      $     3,318      $     7,498
                                ===============  ===============  =============== ================

Per Share Data (Diluted)
         Net Operating
           Income                  $      0.16      $      0.15      $      0.14      $      0.14
         Realized Gains
           (losses) net
           of tax                         0.01             0.00            (0.08)            0.00
         Other net of tax                 0.03                -                -                -
                                ---------------  ---------------  --------------- ----------------

         Net Income                $      0.20      $      0.15      $      0.06      $      0.14
                                ===============  ===============  =============== ================

         Weighted Average
           shares O/S               54,040,808       54,337,023       54,547,090       54,105,315

SEGMENT CONTRIBUTION TO
OPERATING INCOME
Career Agency                              64%              58%              61%              54%
Senior Market Brokerage                    22%              29%              24%              31%
Administrative Services                    13%              13%              14%              14%
                                ---------------  ---------------  --------------- ----------------
         Segment operating
           income                         100%             100%             100%             100%
                                ===============  ===============  =============== ================

EFFECTIVE TAX RATES:
         Operating Income                37.9%            35.4%            31.3%            35.5%
         Realized Gains                  35.0%            34.8%            35.0%            35.0%
         Valuation Allowance            -11.5%             0.0%             0.0%             0.0%

         Net                             27.0%            35.4%            25.8%            35.5%


** TABLE COMPLETE **

CONSOLIDATED SEGMENTS-
CHECK TOTALS ONLY
FOR THE QUARTER ENDED
JUNE 30, 2003
In thousands                           Q2                  Q1            TOTAL
                                      2003                2003            2002
                                      ----                ----            ----
Gross premiums and
  policyholder fees;
         Life and annuity       $      14,552     $      9,819     $    37,682
         Accident & Health            168,781          144,827         549,004
                               --------------- --------------------------------
         Gross premiums               183,333          154,646         586,686

Assumed premiums and
  policyholder fees:
         Life and annuity       $       1,075     $        308     $     1,044
         Accident & Health              5,215            6,141           4,031
                               --------------- --------------------------------
         Assumed premiums               6,290            6,449           5,075

Ceded premiums and
  policyholder fees:
         Life and annuity       $      (2,369)    $     (2,013)    $    (7,656)
         Accident & Health            (65,644)         (79,896)       (317,528)
                               --------------- --------------------------------
         Ceded premiums               (68,014)         (81,909)       (325,184)

Net premiums and policyholder
  fees:
         Life and annuity       $      13,258     $      8,114     $    31,070
         Accident & Health            108,352           71,072         235,508
                               --------------- --------------------------------
         Net premiums                 121,609           79,186         266,577
Net investment income                  15,431           14,378          57,716
Other income                            2,839            4,239          12,312
                               --------------- --------------------------------
         Total revenue                139,879           97,803         336,606
                               --------------- --------------------------------

Policyholder benefits                  86,666           55,806         181,406
Interest credited to
  policyholders                         3,227            3,132          10,963
Change in deferred
  acquisition costs                   (11,057)          (8,251)        (27,850)
Amortization of present
  value of future
  profits and goodwill                  1,073              121           1,642
Commissions and general
  expenses, net of
  allowances                           44,512           35,454         121,332
                               --------------- --------------------------------
         Total benefits
           and expenses               124,421           86,262         287,493
                               --------------- --------------------------------

         Segment operating
           income               $      15,458     $     11,541     $    49,113
                               =============== ================================

Realized gains (losses)                 1,186              110          (5,084)

         Pre tax income         $      16,644     $     11,651     $    44,030
                               =============== ================================

** TABLE CONTINUED... **

CONSOLIDATED SEGMENTS-
CHECK TOTALS ONLY
FOR THE QUARTER ENDED
JUNE 30, 2003
In thousands                              Q4             Q3               Q2                Q1
                                         2002           2002             2002              2002
                                         ----           ----             ----              ----
Gross premiums and
  policyholder fees;
         Life and annuity          $     9,535      $     9,309      $     9,598      $     9,240
         Accident & Health             139,763          136,475          134,571          138,195
                                ---------------  ---------------  --------------- ----------------
         Gross premiums                149,298          145,784          144,169          147,435

Assumed premiums and
  policyholder fees:
         Life and annuity          $    (1,050)     $       233      $     1,027      $       834
         Accident & Health               3,691              116              120              104
                                ---------------  ---------------  --------------- ----------------
         Assumed premiums                2,641              349            1,147              938

Ceded premiums and
  policyholder fees:
         Life and annuity          $    (1,898)     $    (1,931)     $    (2,100)     $    (1,727)
         Accident & Health             (79,797)         (78,432)         (77,565)         (81,734)
                                ---------------  ---------------  --------------- ----------------
         Ceded premiums                (81,695)         (80,363)         (79,665)         (83,461)

Net premiums and policyholder
  fees:
         Life and annuity          $     6,587      $     7,611      $     8,525      $     8,347
         Accident & Health              63,658           58,159           57,126           56,565
                                ---------------  ---------------  --------------- ----------------
         Net premiums                   70,244           65,770           65,651           64,912
Net investment income                   14,181           14,774           14,434           14,327
Other income                             3,158            3,165            3,205            2,784
                                ---------------  ---------------  --------------- ----------------
         Total revenue                  87,584           83,709           83,290           82,023
                                ---------------  ---------------  --------------- ----------------

Policyholder benefits                   45,810           43,779           46,601           45,216
Interest credited to
  policyholders                          2,835            2,915            2,606            2,607
Change in deferred
  acquisition costs                     (7,959)          (7,035)          (6,924)          (5,932)
Amortization of present
  value of future
  profits and goodwill                     406              404              410              422
Commissions and general
  expenses, net of
  allowances                            32,564           31,016           29,524           28,228
                                ---------------  ---------------  --------------- ----------------
         Total benefits
           and expenses                 73,656           71,079           72,217           70,541
                                ---------------  ---------------  --------------- ----------------

         Segment operating
           income                  $    13,928      $    12,630      $    11,073      $    11,482
                                ===============  ===============  =============== ================

Realized gains (losses)                  1,126              247           (6,600)             143

         Pre tax income            $    15,055      $    12,877      $     4,473      $    11,625
                                ===============  ===============  =============== ================


** TABLE COMPLETE **

CAREER AGENCY
FOR THE QUARTER ENDED
JUNE 30, 2003
In thousands                          Q2                  Q1            TOTAL
                                     2003                2003            2002
                                     ----                ----            ----
Gross premiums and
  policyholder fees;
         Life and annuity       $       8,737     $      3,977     $    15,600
         Accident & Health             58,162           30,190         115,404
                               --------------- --------------------------------
         Gross premiums                66,899           34,167         131,004

Assumed premiums and
  policyholder fees:
         Life and annuity       $          26     $         31     $        63
         Accident & Health                  -                -               -
                               --------------- --------------------------------
         Assumed premiums                  26               31              63

Ceded premiums and
  policyholder fees:
         Life and annuity       $        (508)    $       (139)    $      (762)
         Accident & Health             (2,293)          (1,361)         (4,955)
                               --------------- --------------------------------
         Ceded premiums                (2,801)          (1,500)         (5,717)

Net premiums and
  policyholder fees:
         Life and annuity       $       8,254     $      3,869     $    14,901
         Accident & Health             55,870           28,829         110,450
                               --------------- --------------------------------
         Net premiums                  64,124           32,698         125,350
Net investment income                   9,589            8,527          33,537
Other income                               88              114             328
                               --------------- --------------------------------
         Total revenue                 73,801           41,339         159,215
                               --------------- --------------------------------

Policyholder benefits          8%      43,899   60%     19,510   60%    75,519
Interest credited to
  policyholders                         1,318            1,063           2,910
Change in deferred
  acquisition costs            0%      (6,114) -14%     (4,620) -12%   (15,308)
Amortization of present
  value of future
  profits and goodwill         48                -                 -
         comms                 2%      14,438   28%      9,671   29%    37,413
         Allows                9%        (826)  41%       (617)  44%    (2,519)
         Expenses              6%      10,518   20%      6,862   21%    27,730
                               --------------- --------------------------------
Commissions and general
  expenses, net of
  allowances                   8%      24,130   49%     15,916   50%    62,624
                               --------------- --------------------------------
         Total benefits
           and expenses                64,081           31,869         125,745
                               --------------- --------------------------------

         Segment operating
           income               $       9,720     $      9,470     $    33,470
                               =============== ================================

** TABLE CONTINUED... **

CAREER AGENCY
FOR THE QUARTER ENDED
JUNE 30, 2003
In thousands                             Q4             Q3               Q2                Q1
                                        2002           2002             2002              2002
                                        ----           ----             ----              ----
Gross premiums and
  policyholder fees;
         Life and annuity          $     4,316      $     3,618      $     3,758      $     3,908
         Accident & Health              28,386           28,777           29,218           29,023
                                ---------------  ---------------  --------------- ----------------
         Gross premiums                 32,702           32,395           32,976           32,931

Assumed premiums and
  policyholder fees:
         Life and annuity          $        (1)     $         -      $        28      $        36
         Accident & Health                   -                -                -                -
                                ---------------  ---------------  --------------- ----------------
         Assumed premiums                   (1)               -               28               36

Ceded premiums and
  policyholder fees:
         Life and annuity          $      (183)     $      (183)     $      (197)     $      (199)
         Accident & Health              (1,276)          (1,156)          (1,295)          (1,228)
                                ---------------  ---------------  --------------- ----------------
         Ceded premiums                 (1,459)          (1,339)          (1,492)          (1,427)

Net premiums and
  policyholder fees:
         Life and annuity          $     4,132      $     3,435      $     3,589      $     3,745
         Accident & Health              27,111           27,621           27,923           27,795
                                ---------------  ---------------  --------------- ----------------
         Net premiums                   31,242           31,056           31,512           31,540
Net investment income                    8,419            8,631            8,343            8,144
Other income                               (13)              92              169               80
                                ---------------  ---------------  --------------- ----------------
         Total revenue                  39,648           39,779           40,024           39,764
                                ---------------  ---------------  --------------- ----------------

Policyholder benefits            54%    16,943    60%    18,482    63%    19,912    64%    20,182
Interest credited to
  policyholders                            890              713              671              636
Change in deferred
  acquisition costs             -14%    (4,496)  -12%    (3,804)  -12%    (3,781)  -10%    (3,227)
Amortization of present
  value of future
  profits and goodwill                              -                -              -
         comms                   29%     9,592    29%     9,436    28%     9,290    28%     9,094
         Allows                  41%      (592)   46%      (612)   45%      (678)   45%      (637)
         Expenses                22%     7,150    22%     7,220    21%     6,852    20%     6,509
                                ---------------  ---------------  --------------- ----------------
Commissions and general
  expenses, net of
  allowances                     52%    16,150    52%    16,044    49%    15,464    47%    14,966
                                ---------------  ---------------  --------------- ----------------
         Total benefits
           and expenses                 29,487           31,435           32,266           32,557
                                ---------------  ---------------  --------------- ----------------

         Segment operating
           income                  $    10,161      $     8,344      $     7,758      $     7,207
                                ===============  ===============  =============== ================


** TABLE COMPLETE **

SENIOR MARKETS BROKERAGE
FOR THE QUARTER ENDED
JUNE 30, 2003
In thousands                           Q2                  Q1            TOTAL
                                      2003                2003            2002
                                      ----                ----            ----
Gross premiums and
  policyholder fees;
         Life and annuity       $       5,815     $      5,842     $    22,083
         Accident & Health            110,619          114,637         433,600
                               --------------- --------------------------------
         Gross premiums               116,434          120,479         455,682

Assumed premiums and
  policyholder fees:
         Life and annuity       $       1,049     $        277     $       981
         Accident & Health              5,215            6,141           4,031
                               --------------- --------------------------------
         Assumed premiums               6,264            6,418           5,012

Ceded premiums and
  policyholder fees:
         Life and annuity       $      (1,861)    $     (1,874)    $    (6,894)
         Accident & Health            (63,351)         (78,535)       (312,573)
                               --------------- --------------------------------
         Ceded premiums               (65,212)         (80,409)       (319,467)

Net premiums and
  policyholder fees:
         Life and annuity       $       5,004     $      4,245     $    16,169
         Accident & Health             52,482           42,243         125,058
                               --------------- --------------------------------
         Net premiums                  57,486           46,488         141,227
Net investment income                   5,866            5,907          23,946
Other income                               96               69             325
                               --------------- --------------------------------
         Total revenue                 63,448           52,464         165,498
                               --------------- --------------------------------

Policyholder benefits          4%      42,767   78%     36,296   75%   105,887
Interest credited to
  policyholders                         1,909            2,069           8,053
Change in deferred
  acquisition costs            9%      (4,943)  -8%     (3,631)  -9%   (12,575)
Amortization of present
  value of future
  profits and goodwill                    138               33             128
         Comms                 7%      20,641   16%     20,905   18%    80,816
         Allows                6%     (17,240)  27%    (21,738)  29%   (92,170)
         Expenses              2%      14,824   12%     15,474   13%    60,455
                               --------------- --------------------------------
Commissions and general
  expenses, net of
  allowances                   2%      18,225   31%     14,641   35%    49,101
                               --------------- --------------------------------
         Total benefits
           and expenses                58,096           49,408         150,593
                               --------------- --------------------------------

         Segment operating
           income               $       5,352     $      3,056     $    14,904
                               =============== ================================


** TABLE CONTINUED... **

SENIOR MARKETS BROKERAGE
FOR THE QUARTER ENDED
JUNE 30, 2003
In thousands                            Q4               Q3               Q2                Q1
                                       2002             2002             2002              2002
                                       ----             ----             ----              ----
Gross premiums and
  policyholder fees;
         Life and annuity          $     5,220      $     5,691      $     5,840      $     5,332
         Accident & Health             111,377          107,698          105,353          109,172
                                ---------------  ---------------  --------------- ----------------
         Gross premiums                116,596          113,389          111,193          114,504

Assumed premiums and
  policyholder fees:
         Life and annuity          $    (1,049)     $       233      $       999      $       798
         Accident & Health               3,691              116              120              104
                                ---------------  ---------------  --------------- ----------------
         Assumed premiums                2,642              349            1,119              902

Ceded premiums and
  policyholder fees:
         Life and annuity          $    (1,715)     $    (1,748)     $    (1,903)     $    (1,528)
         Accident & Health             (78,521)         (77,276)         (76,270)         (80,506)
                                ---------------  ---------------  --------------- ----------------
         Ceded premiums                (80,236)         (79,024)         (78,173)         (82,034)

Net premiums and
  policyholder fees:
         Life and annuity          $     2,455      $     4,176      $     4,936      $     4,602
         Accident & Health              36,547           30,538           29,203           28,770
                                ---------------  ---------------  --------------- ----------------
         Net premiums                   39,002           34,714           34,139           33,372
Net investment income                    5,737            6,102            5,980            6,127
Other income                                54               46               48              177
                                ---------------  ---------------  --------------- ----------------
         Total revenue                  44,793           40,862           40,167           39,676
                                ---------------  ---------------  --------------- ----------------

Policyholder benefits            74%    28,867    73%    25,297    78%    26,689    75%    25,034
Interest credited to
  policyholders                          1,945            2,202            1,935            1,971
Change in deferred
  acquisition costs              -9%    (3,496)   -9%    (3,231)   -9%    (3,143)   -8%    (2,705)
Amortization of present
  value of future
  profits and goodwill                      28               25               32               43
         Comms                   17%    20,662    17%    19,574    18%    20,355    18%    20,225
         Allows                  27%   (21,991)   28%   (22,129)   31%   (23,951)   29%   (24,099)
         Expenses                13%    15,248    13%    14,996    13%    15,159    13%    15,052
                                ---------------  ---------------  --------------- ----------------
Commissions and general
  expenses, net of
  allowances                     36%    13,919    36%    12,441    34%    11,563    33%    11,178
                                ---------------  ---------------  --------------- ----------------
         Total benefits
           and expenses                 41,262           36,734           37,076           35,521
                                ---------------  ---------------  --------------- ----------------

         Segment operating
           income                  $     3,530      $     4,128      $     3,091      $     4,155
                                ===============  ===============  =============== ================

** TABLE COMPLETE **

ADMINISTRATIVE SERVICES
FOR THE QUARTER ENDED
JUNE 30, 2003                         Q2                  Q1            TOTAL
                                     2003                2003            2002
                                     ----                ----            ----
Affiliated Revenue
         Medicare supplement            5,723            5,914          19,322
         Long term care                   647              672           2,637
         Nurse Navigator                  450              276           1,089
         Other health
           insurance                       88               81             125
         Life insurance                   196              192             376
                               --------------- --------------------------------
            Total affiliated
              revenue                   7,104            7,135          23,549
Unaffiliated Revenue:
         Medicare supplement            2,220            2,186           8,809
         Long term care                 1,626            2,740           8,544
         Other health
           insurance                       35               38             631
         Non-insurance
           assistance                     486              707           1,215
                               --------------- --------------------------------
            Total
              unaffiliated
              revenue                   4,367            5,671          19,199
                               --------------- --------------------------------

         Total service fee
           revenue                     11,471           12,806          42,748

Net investment income                      28                3             470

                               --------------- --------------------------------
         Total revenue                 11,499           12,809          43,218
                               --------------- --------------------------------

Amortization of present
  value of future
  profits and goodwill                     87               88           1,514
Commissions and general
  expenses, net of
  allowances                            8,780           10,156          34,072
                               --------------- --------------------------------
         Total benefits
           and expenses                 8,867           10,244          35,587
                               --------------- --------------------------------

         Segment operating
           income               $       2,632     $      2,565     $     7,631
                               =============== ================================

Adjustments to EBITDA
         Amortization of PVP
           and Goodwill                    87               88           1,514
         Depreciation                     422              361           1,332
         Interest                         (12)              12               -
                               --------------- --------------------------------

         EBITDA                 $       3,129     $      3,026     $    10,478
                               =============== ================================

** TABLE CONTINUED... **

ADMINISTRATIVE SERVICES
FOR THE QUARTER ENDED
JUNE 30, 2003                            Q4             Q3               Q2                Q1
                                        2002           2002             2002              2002
                                        ----           ----             ----              ----
Affiliated Revenue
         Medicare supplement             5,574            5,325            4,289            4,134
         Long term care                    798              601              630              608
         Nurse Navigator                   141              289              284              375
         Other health
           insurance                        60               19               20               26
         Life insurance                     89               97               95               95
                                ---------------  ---------------  --------------- ----------------
            Total affiliated
              revenue                    6,662            6,331            5,318            5,238
Unaffiliated Revenue:
         Medicare supplement             2,002            2,233            2,232            2,342
         Long term care                  3,033            2,125            1,861            1,525
         Other health
           insurance                       292              104              111              124
         Non-insurance
           assistance                      216              276              385              338
                                ---------------  ---------------  --------------- ----------------
            Total
              unaffiliated
              revenue                    5,543            4,738            4,589            4,329
                                ---------------  ---------------  --------------- ----------------

         Total service fee
           revenue                      12,205           11,069            9,907            9,567

Net investment income                      122              110              109              129

                                ---------------  ---------------  --------------- ----------------
         Total revenue                  12,327           11,179           10,016            9,696
                                ---------------  ---------------  --------------- ----------------

Amortization of present
  value of future
  profits and goodwill                     378              379              378              379
Commissions and general
  expenses, net of
  allowances                             9,881            8,912            7,838            7,441
                                ---------------  ---------------  --------------- ----------------
         Total benefits
           and expenses                 10,260            9,291            8,216            7,820
                                ---------------  ---------------  --------------- ----------------

         Segment operating
           income                  $     2,067      $     1,888      $     1,800      $     1,876
                                ===============  ===============  =============== ================

Adjustments to EBITDA
         Amortization of PVP
           and Goodwill                    378              379              378              379
         Depreciation                      365              339              321              307
         Interest                            -               (2)              (1)               3
                                ---------------  ---------------  --------------- ----------------

         EBITDA                    $     2,811      $     2,604      $     2,498      $     2,565
                                ===============  ===============  =============== ================

** TABLE COMPLETE **

CORPORATE
FOR THE QUARTER ENDED
JUNE 30, 2003
In thousands                          Q2                  Q1            TOTAL
                                     2003                2003            2002
                                     ----                ----            ----
Interest Cost of
  acquisition financing         $       1,257     $        816     $     3,095
Early Extinguishment of
  Debt                                      -            1,766               -
Amortization of
  Capitalized Loan Fees                   114              129             539
Stock-Based Compensation
  Expense                                  91               91             641
Other Parent-Company
  expense                                 784              747           2,618
Other (revenue) Expenses,
  net                                       -                -               -
                               --------------- --------------------------------

         Segment operating
           loss                 $       2,246     $      3,549     $     6,893
                               =============== ================================

** TABLE CONTINUED... **

CORPORATE
FOR THE QUARTER ENDED
JUNE 30, 2003
In thousands                             Q4             Q3               Q2                Q1
                                        2002           2002             2002              2002
                                        ----           ----             ----              ----
Interest Cost of
  acquisition financing            $       761      $       746      $       782      $       806
Early Extinguishment of
  Debt                                       -                -                -                -
Amortization of
  Capitalized Loan Fees                    143              131              133              132
Stock-Based Compensation
  Expense                                  161              160              160              160
Other Parent-Company
  expense                                  766              693              501              658
Other (revenue) Expenses,
  net                                        -                -                -                -
                                ---------------  ---------------  --------------- ----------------

         Segment operating
           loss                    $     1,831      $     1,730      $     1,576      $     1,756
                                ===============  ===============  =============== ================

** TABLE COMPLETE **

UNIVERSAL AMERICAN FINANCIAL CORP
MD&A
JUNE 30, 2003

CONSOLIDATED OPERATING RESULTS
FOR THE QUARTER ENDED JUNE 30, 2003                  Q2 - QTD              Q2 - QTD                             QTD
In thousands                                           2003                  2002                            VARIANCE
                                                       ----                  ----                            --------
Career Agency                                      $         9,720        $          7,758          $       1,962     25.3%
Senior Market Brokerage                                      5,352                   3,091                  2,261     73.2%
Administrative Services                                      2,632                   1,800                    832     46.2%
                                                -------------------  ----------------------       ----------------
        Segment operating income                            17,704                  12,649                  5,055     40.0%

Corporate                                                   (2,246)                 (1,576)                  (670)    42.5%
                                                -------------------  ----------------------       ----------------

        Income before realized gains and
          federal income taxes                              15,458                  11,073                  4,385     39.6%

Federal income taxes on operating items                     (5,230)                 (3,465)                (1,765)    50.9%
                                                -------------------  ----------------------       ----------------

Net Operating Income                                        10,227                   7,608                  2,619     34.4%

Realized gains (losses)                                      1,186                  (6,600)                 7,786   -118.0%
Federal income taxes on Realized gains                        (415)                  2,310                 (2,725)  -117.9%
                                                -------------------  ----------------------       ----------------
Net Realized Gains/Losses                                      771                  (4,290)                 5,061   -118.0%

Other non-operating - Valuation Allow                            -                       -                      -      0.0%
                                                -------------------  ----------------------       ----------------

        Net income                                 $        10,999        $          3,318          $       7,681    231.5%
                                                ===================  ======================       ================

Per Share Data (Diluted)
        Net Operating Income                       $          0.19        $           0.14
        Realized Gains (losses) net of tax                    0.01                   (0.08)
        Other net of tax                                         -                       -
                                                -------------------  ----------------------

        Net Income                                 $          0.20        $           0.06
                                                ===================  ======================

        Weighted Average shares O/S                     54,596,567              54,547,090

EFFECTIVE TAX RATES:
        Operating Income                                     33.8%                   31.3%
        Realized Gains                                       35.0%                   35.0%
        Valuation Allowance                                   0.0%                    0.0%

        Net                                                  33.9%                   25.8%

** TABLE CONTINUED... **

CONSOLIDATED OPERATING RESULTS
FOR THE QUARTER ENDED JUNE 30, 2003                   Q2 - YTD                      Q2 - YTD                    YTD
In thousands                                            2003                          2002                    VARIANCE
                                                        ----                          ----                    --------
Career Agency                                      $           19,190          $         14,965      $        4,225      28.2%
Senior Market Brokerage                                         8,408                     7,246               1,162      16.0%
Administrative Services                                         5,197                     3,676               1,521      41.4%
                                               -----------------------   -----------------------   -----------------
        Segment operating income                               32,794                    25,887               6,907      26.7%

Corporate                                                      (5,795)                   (3,332)             (2,463)     73.9%
                                               -----------------------   -----------------------   -----------------

        Income before realized gains and
          federal income taxes                                 26,999                    22,555               4,444      19.7%

Federal income taxes on operating items                        (9,294)                   (7,542)             (1,752)     23.2%
                                               -----------------------   -----------------------   -----------------

Net Operating Income                                           17,705                    15,013               2,692      17.9%

Realized gains (losses)                                         1,296                    (6,457)              7,753    -120.1%
Federal income taxes on Realized gains                           (454)                    2,260              (2,714)   -120.1%
                                               -----------------------   -----------------------   -----------------
Net Realized Gains/Losses                                         842                    (4,197)              5,039    -120.1%

Other non-operating - Valuation Allow                               -                         -                   -       0.0%
                                               -----------------------   -----------------------   -----------------

        Net income                                 $           18,547          $         10,816      $        7,731      71.5%
                                               =======================   =======================   =================

Per Share Data (Diluted)
        Net Operating Income                       $             0.33          $           0.28
        Realized Gains (losses) net of tax                       0.02                     (0.08)
        Other net of tax                                            -                         -
                                               -----------------------   -----------------------

        Net Income                                 $             0.34          $           0.20
                                               =======================   =======================

        Weighted Average shares O/S                        54,383,565                54,379,040

EFFECTIVE TAX RATES:
        Operating Income                                        34.4%                     33.4%
        Realized Gains                                          35.0%                     35.0%
        Valuation Allowance                                      0.0%                      0.0%

        Net                                                     34.5%                     32.8%

** TABLE COMPLETE **

CONSOLIDATED SEGMENTS- CHECK TOTALS ONLY
FOR THE QUARTER ENDED JUNE 30, 2003                  Q2 - QTD              Q2 - QTD                             QTD
In thousands                                           2003                  2002                            VARIANCE
                                                       ----                  ----                            --------
Gross premiums and policyholder fees;
        Life and annuity                                  14,552                     9,598                  4,954     51.6%
        Accident & Health                                168,781                   134,571                 34,210     25.4%
                                                -------------------  ----------------------       ----------------
        Gross premiums                                     183,333                 144,169                 39,164     27.2%

Assumed premiums and policyholder fees:
        Life and annuity                                    1,075                    1,027                     48      4.7%
        Accident & Health                                   5,215                      120                  5,095   4245.4%
                                                -------------------  ----------------------       ----------------
        Assumed premiums                                     6,290                   1,147                  5,143    448.4%

Ceded premiums and policyholder fees:
        Life and annuity                                  (2,369)                   (2,100)                  (269)    12.8%
        Accident & Health                                (65,644)                  (77,565)                11,921    -15.4%
                                                -------------------  ----------------------       ----------------
        Ceded premiums                                     (68,014)                (79,665)                11,651    -14.6%

Net premiums and policyholder fees:
        Life and annuity                           $        13,258        $          8,525          $       4,733     55.5%
        Accident & Health                                  108,352                  57,126                 51,226     89.7%
                                                -------------------  ----------------------       ----------------
        Net premiums                                       121,609                  65,651                 55,958     85.2%
Net investment income                                       15,431                  14,434                    997      6.9%
Other income                                                 2,839                   3,205                   (366)   -11.4%
                                                -------------------  ----------------------       ----------------
        Total revenue                                      139,879                  83,290                 56,589
                                                -------------------  ----------------------       ----------------

Policyholder benefits                            71%        86,666      71%         46,601                 40,065     86.0%
Interest credited to policyholders                           3,227                   2,606                    621     23.8%
Change in deferred acquisition costs                       (11,057)                 (6,924)                (4,133)    59.7%
Amortization of present value of future
  profits and goodwill                           28%         1,073      34%            410                    663    161.7%
Commissions and general expenses, net
  of allowances                                  37%        44,512      45%         29,524                 14,988     50.8%
                                                -------------------  ----------------------       ----------------
        Total benefits and expenses                        124,421                  72,217                 52,204     72.3%
                                                -------------------  ----------------------       ----------------

        Segment operating income                   $        15,458        $         11,073          $       4,385     39.6%
                                                ===================  ======================       ================

Realized gains (losses)                                      1,186                  (6,600)                 7,786   -118.0%

        Net income                                 $        16,644        $          4,473          $      12,171    272.1%
                                                ===================  ======================       ================

** TABLE CONTINUED... **

CONSOLIDATED SEGMENTS- CHECK TOTALS ONLY
FOR THE QUARTER ENDED JUNE 30, 2003                   Q2 - YTD                      Q2 - YTD                    YTD
In thousands                                            2003                          2002                    VARIANCE
                                                        ----                          ----                    --------
Gross premiums and policyholder fees;
        Life and annuity                                     24,371                      18,838               5,533      29.4%
        Accident & Health                                   313,608                     272,766              40,842      15.0%
                                               -----------------------   -----------------------   -----------------
        Gross premiums                                        337,979                   291,604              46,375      15.9%

Assumed premiums and policyholder fees:
        Life and annuity                                       1,383                      1,861                (478)    -25.7%
        Accident & Health                                    11,356                         224              11,132    4969.4%
                                               -----------------------   -----------------------   -----------------
        Assumed premiums                                       12,739                     2,085              10,654     511.0%

Ceded premiums and policyholder fees:
        Life and annuity                                     (4,382)                     (3,827)               (555)     14.5%
        Accident & Health                                  (145,540)                   (159,299)             13,759      -8.6%
                                               -----------------------   -----------------------   -----------------
        Ceded premiums                                       (149,923)                 (163,126)             13,203      -8.1%

Net premiums and policyholder fees:
        Life and annuity                           $           21,372          $         16,872      $        4,500      26.7%
        Accident & Health                                     179,424                   113,691              65,733      57.8%
                                               -----------------------   -----------------------   -----------------
        Net premiums                                          200,795                   130,563              70,232      53.8%
Net investment income                                          29,809                    28,761               1,048       3.6%
Other income                                                    7,078                     5,989               1,089      18.2%
                                               -----------------------   -----------------------   -----------------
        Total revenue                                         237,682                   165,313              72,369
                                               -----------------------   -----------------------   -----------------

Policyholder benefits                            71%          142,472        70%         91,817              50,655      55.2%
Interest credited to policyholders                              6,359                     5,213               1,146      22.0%
Change in deferred acquisition costs                          (19,308)                  (12,856)             (6,452)     50.2%
Amortization of present value of future
  profits and goodwill                           30%            1,194        34%            832                 362      43.5%
Commissions and general expenses, net
  of allowances                                  40%           79,966        44%         57,752              22,214      38.5%
                                               -----------------------   -----------------------   -----------------
        Total benefits and expenses                           210,683                   142,758              67,925      47.6%
                                               -----------------------   -----------------------   -----------------

        Segment operating income                   $           26,999          $         22,555      $        4,444      19.7%
                                               =======================   =======================   =================

Realized gains (losses)                                         1,296                    (6,457)              7,753    -120.1%

        Net income                                 $           28,295          $         16,098      $       12,197      75.8%
                                               =======================   =======================   =================


** TABLE COMPLETE **

CAREER AGENCY
FOR THE QUARTER ENDED JUNE 30, 2003                  Q2 - QTD              Q2 - QTD                             QTD
In thousands                                           2003                  2002                            VARIANCE
                                                       ----                  ----                            --------
Gross premiums and policyholder fees;
        Life and annuity                           $         8,737        $          3,758          $       4,979    132.5%
        Accident & Health                                   58,162                  29,218                 28,944     99.1%
                                                -------------------  ----------------------       ----------------
        Gross premiums                                      66,899                  32,976                 33,923    102.9%

Assumed premiums and policyholder fees:
        Life and annuity                           $            26        $             28          $          (2)    -8.0%
        Accident & Health                                        -                       -                      -
                                                -------------------  ----------------------       ----------------
        Assumed premiums                                        26                      28                     (2)    -8.0%

Ceded premiums and policyholder fees:
        Life and annuity                           $          (508)       $           (197)         $        (311)   158.1%
        Accident & Health                                   (2,293)                 (1,295)                  (998)    77.1%
                                                -------------------  ----------------------       ----------------
        Ceded premiums                                      (2,801)                 (1,492)                (1,309)    87.8%

Net premiums and policyholder fees:
        Life and annuity                           $         8,254        $          3,589          $       4,665    130.0%
        Accident & Health                                   55,870                  27,923                 27,947    100.1%
                                                -------------------  ----------------------       ----------------
        Net premiums                                        64,124                  31,512                 32,612    103.5%
Net investment income                                        9,589                   8,343                  1,246     14.9%
Other income                                                    88                     169                    (81)   -47.9%
                                                -------------------  ----------------------       ----------------
        Total revenue                                       73,801                  40,024                 33,777
                                                -------------------  ----------------------       ----------------

Policyholder benefits                            68%        43,899                  19,912                 23,987    120.5%
Interest credited to policyholders                           1,318                     671                    647     96.4%
Change in deferred acquisition costs                        (6,114)                 (3,781)                (2,333)    61.7%
Amortization of present value of future
  profits and goodwill                           28%           848                       -                    848        -
        Comms                                    22%        14,438      28%          9,290                  5,148     55.4%
        Allows                                   29%          (826)     45%           (678)                  (148)    21.8%
        Expenses                                 16%        10,518      21%          6,852                  3,666     53.5%
                                                -------------------  ----------------------       ----------------
Commissions and general expenses, net
  of allowances                                  38%        24,130      49%         15,464                  8,666     56.0%
                                                -------------------  ----------------------       ----------------
        Total benefits and expenses                         64,081                  32,266                 31,815     98.6%
                                                -------------------  ----------------------       ----------------

        Segment operating income                   $         9,720        $          7,758          $       1,962     25.3%
                                                ===================  ======================       ================

** TABLE CONTINUED... **

CAREER AGENCY
FOR THE QUARTER ENDED JUNE 30, 2003                   Q2 - YTD                      Q2 - YTD                    YTD
In thousands                                            2003                          2002                    VARIANCE
                                                        ----                          ----                    --------
Gross premiums and policyholder fees;
        Life and annuity                           $           12,714          $          7,666      $        5,048      65.8%
        Accident & Health                                      88,352                    58,241              30,111      51.7%
                                               -----------------------   -----------------------   -----------------
        Gross premiums                                        101,066                    65,907              35,159      53.3%

Assumed premiums and policyholder fees:
        Life and annuity                           $               57          $             64      $           (7)    -11.3%
        Accident & Health                                           -                         -                   -         -
                                               -----------------------   -----------------------   -----------------
        Assumed premiums                                           57                        64                  (7)    -11.3%

Ceded premiums and policyholder fees:
        Life and annuity                           $             (647)         $           (396)     $         (251)     63.5%
        Accident & Health                                      (3,654)                   (2,523)             (1,131)     44.8%
                                               -----------------------   -----------------------   -----------------
        Ceded premiums                                         (4,301)                   (2,919)             (1,382)     47.4%

Net premiums and policyholder fees:
        Life and annuity                           $           12,123          $          7,334      $        4,789      65.3%
        Accident & Health                                      84,699                    55,718              28,981      52.0%
                                               -----------------------   -----------------------   -----------------
        Net premiums                                           96,822                    63,052              33,770      53.6%
Net investment income                                          18,116                    16,487               1,629       9.9%
Other income                                                      202                       249                 (47)    -18.9%
                                               -----------------------   -----------------------   -----------------
        Total revenue                                         115,140                    79,788              35,352
                                               -----------------------   -----------------------   -----------------

Policyholder benefits                            65%           63,409        64%         40,094              23,315      58.2%
Interest credited to policyholders                              2,381                     1,307               1,074      82.2%
Change in deferred acquisition costs                          (10,734)                   (7,008)             (3,726)     53.2%
Amortization of present value of future
  profits and goodwill                           30%              848        37%              -                 848         -
        Comms                                    24%           24,109        28%         18,384               5,725      31.1%
        Allows                                   34%           (1,443)       45%         (1,315)               (128)      9.7%
        Expenses                                 17%           17,380        20%         13,361               4,019      30.1%
                                               -----------------------   -----------------------   -----------------
Commissions and general expenses, net
  of allowances                                  41%           40,046        48%         30,430               9,616      31.6%
                                               -----------------------   -----------------------   -----------------
        Total benefits and expenses                            95,950                    64,823              31,127      48.0%
                                               -----------------------   -----------------------   -----------------

        Segment operating income                   $           19,190          $         14,965      $        4,225      28.2%
                                               =======================   =======================   =================

** TABLE COMPLETE **

SENIOR MARKET BROKERAGE
FOR THE QUARTER ENDED JUNE 30, 2003                  Q2 - QTD              Q2 - QTD                             QTD
In thousands                                           2003                  2002                            VARIANCE
                                                       ----                  ----                            --------
Gross premiums and policyholder fees;
        Life and annuity                           $         5,815        $          5,840          $         (25)    -0.4%
        Accident & Health                                  110,619                 105,353                  5,266      5.0%
                                                -------------------  ----------------------       ----------------
        Gross premiums                                     116,434                 111,193                  5,241      4.7%

Assumed premiums and policyholder fees:
        Life and annuity                           $         1,049        $            999          $          50      5.1%
        Accident & Health                                    5,215                     120                  5,095   4245.4%
                                                -------------------  ----------------------       ----------------
        Assumed premiums                                     6,264                   1,119                  5,145    459.8%

Ceded premiums and policyholder fees:
        Life and annuity                           $        (1,861)       $         (1,903)         $          42     -2.2%
        Accident & Health                                  (63,351)                (76,270)                12,919    -16.9%
                                                -------------------  ----------------------       ----------------
        Ceded premiums                                     (65,212)                (78,173)                12,961    -16.6%

Net premiums and policyholder fees:
        Life and annuity                           $         5,004        $          4,936          $          68      1.4%
        Accident & Health                                   52,482                  29,203                 23,279     79.7%
                                                -------------------  ----------------------       ----------------
        Net premiums                                        57,486                  34,139                 23,347     68.4%
Net investment income                                        5,866                   5,980                   (114)    -1.9%
Other income                                                    96                      48                     48    100.0%
                                                -------------------  ----------------------       ----------------
        Total revenue                                       63,448                  40,167                 23,281
                                                -------------------  ----------------------       ----------------

Policyholder benefits                            74%        42,767      78%         26,689                 16,078     60.2%
Interest credited to policyholders                           1,909                   1,935                    (26)    -1.3%
Change in deferred acquisition costs                        (4,943)                 (3,143)                (1,800)    57.3%
Amortization of present value of future
  profits and goodwill                           23%           138      25%             32                    106    331.3%
        Comms                                    17%        20,641      18%         20,355                    286
        Allows                                   26%       (17,240)     31%        (23,951)                 6,711
        Expenses                                 12%        14,824      13%         15,159                   (335)
                                                -------------------  ----------------------       ----------------
Commissions and general expenses, net
  of allowances                                  32%        18,225      34%         11,563                  6,662     57.6%
                                                -------------------  ----------------------       ----------------
        Total benefits and expenses                         58,096                  37,076                 21,020     56.7%
                                                -------------------  ----------------------       ----------------

        Segment operating income                   $         5,352        $          3,091          $       2,261     73.2%

                                                ===================  ======================       ================

** TABLE CONTINUED... **

SENIOR MARKET BROKERAGE
FOR THE QUARTER ENDED JUNE 30, 2003                   Q2 - YTD                      Q2 - YTD                    YTD
In thousands                                            2003                          2002                    VARIANCE
                                                        ----                          ----                    --------
Gross premiums and policyholder fees;
        Life and annuity                           $           11,657          $         11,172      $          485       4.3%
        Accident & Health                                     225,256                   214,525              10,731       5.0%
                                               -----------------------   -----------------------   -----------------
        Gross premiums                                        236,913                   225,697              11,216       5.0%

Assumed premiums and policyholder fees:
        Life and annuity                           $            1,326          $          1,797      $         (471)    -26.2%
        Accident & Health                                      11,356                       224              11,132    4969.4%
                                               -----------------------   -----------------------   -----------------
        Assumed premiums                                       12,682                     2,021              10,661     527.5%

Ceded premiums and policyholder fees:
        Life and annuity                           $           (3,735)         $         (3,431)     $         (304)      8.9%
        Accident & Health                                    (141,886)                 (156,776)             14,890      -9.5%
                                               -----------------------   -----------------------   -----------------
        Ceded premiums                                       (145,621)                 (160,207)             14,586      -9.1%

Net premiums and policyholder fees:
        Life and annuity                           $            9,249          $          9,538      $         (289)     -3.0%
        Accident & Health                                      94,725                    57,973              36,752      63.4%
                                               -----------------------   -----------------------   -----------------
        Net premiums                                          103,974                    67,511              36,463      54.0%
Net investment income                                          11,773                    12,107                (334)     -2.8%
Other income                                                      165                       225                 (60)    -26.7%
                                               -----------------------   -----------------------   -----------------
        Total revenue                                         115,912                    79,843              36,069
                                               -----------------------   -----------------------   -----------------

Policyholder benefits                            76%           79,063        77%         51,723              27,340      52.9%
Interest credited to policyholders                              3,978                     3,906                  72       1.8%
Change in deferred acquisition costs                           (8,574)                   (5,848)             (2,726)     46.6%
Amortization of present value of future
  profits and goodwill                           23%              171        25%             75                  96     128.0%
        Comms                                    17%           41,546        18%         40,580                 966       2.4%
        Allows                                   27%          (38,978)       30%        (48,050)              9,072     -18.9%
        Expenses                                 12%           30,298        13%         30,211                  87
                                               -----------------------   -----------------------   -----------------
Commissions and general expenses, net
  of allowances                                  32%           32,866        34%         22,741              10,125      44.5%
                                               -----------------------   -----------------------   -----------------
        Total benefits and expenses                           107,504                    72,597              34,907      48.1%
                                               -----------------------   -----------------------   -----------------

        Segment operating income                   $            8,408          $          7,246      $        1,162      16.0%
                                               =======================   =======================   =================

** TABLE COMPLETE **

ADMINISTRATIVE SERVICES
FOR THE QUARTER ENDED JUNE 30, 2003                  Q2 - QTD              Q2 - QTD                             QTD
                                                       2003                  2002                            VARIANCE
                                                       ----                  ----                            --------
Affiliated Revenue
        Medicare supplement                                  5,723                   4,289                  1,434     33.4%
        Long term care                                         647                     630                     17      2.7%
        Nurse Navigator                                        450                     284                    166     58.5%
        Other health insurance                                  88                      20                     68    340.0%
        Life insurance                                         196                      95                    101    106.3%
                                                -------------------  ----------------------       ----------------
           Total affiliated revenue                          7,104                   5,318                  1,786     33.6%
Unaffiliated Revenue:
        Medicare supplement                                  2,220                   2,232                    (12)    -0.5%
        Long term care                                       1,626                   1,861                   (235)   -12.6%
        Other health insurance                                  35                     111                    (76)   -68.5%
        Non-insurance assistance                               486                     385                    101     26.2%
                                                -------------------  ----------------------       ----------------
           Total unaffiliated revenue                        4,367                   4,589                   (222)    -4.8%
                                                -------------------  ----------------------       ----------------

        Total service fee revenue                           11,471                   9,907                  1,564     15.8%

Net investment income                                           28                     109                    (81)   -74.3%
                                                -------------------  ----------------------       ----------------
        Total revenue                                       11,499                  10,016                  1,483     14.8%
                                                -------------------  ----------------------       ----------------
                                                                                                                -
Amortization of present value of future
  profits and goodwill                                          87                     378                   (291)   -77.0%
Commissions and general expenses, net
  of allowances                                              8,780                   7,838                    942     12.0%
                                                -------------------  ----------------------       ----------------
        Total benefits and expenses                          8,867                   8,216                    651      7.9%
                                                -------------------  ----------------------       ----------------

        Segment operating income                   $         2,632        $          1,800          $         832     46.2%
                                                ===================  ======================       ================

Adjustments to EBITDA
        Amortization of PVP and Goodwill                        87                     378                   (291)   -77.0%
        Depreciation                                           422                     321                    101     31.5%
        Interest                                               (12)                     (1)                   (11)  1100.0%
                                                -------------------  ----------------------       ----------------

        EBITDA                                     $         3,129        $          2,498          $         631     25.3%
                                                ===================  ======================       ================

** TABLE CONTINUED... **

ADMINISTRATIVE SERVICES
FOR THE QUARTER ENDED JUNE 30, 2003                   Q2 - YTD                      Q2 - YTD                    YTD
                                                        2003                          2002                    VARIANCE
                                                        ----                          ----                    --------
Affiliated Revenue
        Medicare supplement                                    11,637                     8,423               3,214      38.2%
        Long term care                                          1,319                     1,238                  81       6.5%
        Nurse Navigator                                           726                       659                  67      10.2%
        Other health insurance                                    169                        46                 123     267.4%
        Life insurance                                            388                       190                 198     104.2%
                                               -----------------------   -----------------------   -----------------
           Total affiliated revenue                            14,239                    10,556               3,683      34.9%
Unaffiliated Revenue:
        Medicare supplement                                     4,406                     4,574                (168)     -3.7%
        Long term care                                          4,366                     3,386                 980      28.9%
        Other health insurance                                     73                       235                (162)    -68.9%
        Non-insurance assistance                                1,193                       723                 470      65.0%
                                               -----------------------   -----------------------   -----------------
           Total unaffiliated revenue                          10,038                     8,918               1,120      12.6%
                                               -----------------------   -----------------------   -----------------

        Total service fee revenue                              24,277                    19,474               4,803      24.7%

Net investment income                                              31                       238                (207)    -87.0%

                                               -----------------------   -----------------------   -----------------
        Total revenue                                          24,308                    19,712               4,596      23.3%
                                               -----------------------   -----------------------   -----------------

Amortization of present value of future
  profits and goodwill                                            175                       757                (582)    -76.9%
Commissions and general expenses, net
  of allowances                                                18,936                    15,279               3,657      23.9%
                                               -----------------------   -----------------------   -----------------
        Total benefits and expenses                            19,111                    16,036               3,075      19.2%
                                               -----------------------   -----------------------   -----------------

        Segment operating income                   $            5,197          $          3,676      $        1,521      41.4%
                                               =======================   =======================   =================

Adjustments to EBITDA
        Amortization of PVP and Goodwill                          175                       757                (582)    -76.9%
        Depreciation                                              783                       628                 155      24.7%
        Interest                                                                              2                  (2)   -100.0%
                                               -----------------------   -----------------------   -----------------

        EBITDA                                     $            6,155          $          5,063      $        1,092      21.6%
                                               =======================   =======================   =================

** TABLE COMPLETE **

CORPORATE
FOR THE QUARTER ENDED JUNE 30, 2003                  Q2 - QTD              Q2 - QTD                             QTD
In thousands                                           2003                  2002                            VARIANCE
                                                       ----                  ----                            --------
Interest Cost of acquisition financing             $         1,257                     782          $         475     60.7%
Early Extinguishment of Debt                                     -                       -                      -
Amortization of Capitalized Loan Fees                          114                     133                    (19)   -14.3%
Stock-Based Compensation Expense                                91                     160                    (69)   -43.1%
Other Parent-Company expense                                   784                     501                    283     56.5%
Other (revenue) Expenses, net                                    -                       -                      -
                                                -------------------  ----------------------       ----------------

        Segment operating income                   $         2,246        $          1,576          $         670     42.5%
                                                ===================  ======================       ================


** TABLE CONTINUED... **

CORPORATE
FOR THE QUARTER ENDED JUNE 30, 2003                   Q2 - YTD                      Q2 - YTD                    YTD
In thousands                                            2003                          2002                    VARIANCE
                                                        ----                          ----                    --------
Interest Cost of acquisition financing             $            2,073          $          1,588      $          485      30.5%
Early Extinguishment of Debt                                    1,766                         -               1,766         -
Amortization of Capitalized Loan Fees                             243                       265                 (22)     -8.3%
Stock-Based Compensation Expense                                  182                       320                (138)    -43.1%
Other Parent-Company expense                                    1,531                     1,159                 372      32.1%
Other (revenue) Expenses, net                                       -                         -                   -         -
                                               -----------------------   -----------------------   -----------------

        Segment operating income                   $            5,795          $          3,332      $        2,463      73.9%
                                               =======================   =======================   =================


** TABLE COMPLETE **

               UNIVERSAL AMERICAN FINANCIAL CORP. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                       JUNE 30, 2003 and DECEMBER 31, 2002

ASSETS
                                                                                  2003                  2002              VARIANCE
                                                                            ----------------      -----------------     ------------
Investments:                                                                              (In thousands)
  Fixed maturities available for sale, at fair value
    (amortized cost: 2003, $995,681; 2002, $884,670)                              1,077,462                934,950          142,512
  Equity securities, at fair value (cost: 2002, $3,029; 2002, $1.735)                 3,384                  1,645            1,739
  Policy loans                                                                       26,024                 23,745            2,279
  Other invested assets                                                               2,226                  2,808             (582)
                                                                            ----------------      -----------------     ------------
    Total investments                                                             1,109,096                963,148          145,948

Cash and cash equivalents                                                           106,964                 36,754           70,210
Accrued investment income                                                            14,040                 11,885            2,155
Deferred policy acquisition costs                                                   108,988                 92,093           16,895
Amounts due from reinsurers                                                         217,660                220,100           (2,440)
Due and unpaid premiums                                                               6,233                  6,066              167
Deferred income tax asset                                                             6,864                 35,842          (28,978)
Present value of future profits and goodwill                                         56,328                 10,960           45,368
Other assets                                                                         28,013                 24,820            3,193
                                                                            ----------------      -----------------     ------------
    Total assets                                                                  1,654,186              1,401,668          252,518
                                                                            ================      =================     ============

LIABILITIES  AND STOCKHOLDERS' EQUITY

LIABILITIES
Policyholder account balances                                                       328,729                271,578           57,151
Reserves for future policy benefits                                                 728,592                627,174          101,418
Policy and contract claims - life                                                     6,937                  6,718              219
Policy and contract claims - health                                                 105,165                 88,216           16,949
Loan payable                                                                         50,000                 50,775             (775)
Trust Preferreds                                                                     55,000                 15,000           40,000
Amounts due to reinsurers                                                             5,491                  7,285           (1,794)
Other liabilities                                                                    43,365                 48,153           (4,788)
                                                                            ----------------      -----------------     ------------
    Total liabilities                                                             1,323,279              1,114,899          208,380
                                                                            ----------------      -----------------     ------------

STOCKHOLDERS' EQUITY

Common stock (Authorized: 80 million shares, issued and outstanding:
  2003, 53.3 million shares; 2002, 53.2 million shares)                                 537                    532                5
Additional paid-in capital                                                          161,074                158,264            2,810
Accumulated other comprehensive income                                               51,862                 29,888           21,974
Retained earnings                                                                   117,953                 99,405           18,548
Less:  Treasury Stock (2002, 0.2 million shares; 2001, 0.1 million shares)             (519)                (1,320)             801
                                                                            ----------------      -----------------     ------------
    Total stockholders' equity                                                      330,907                286,769           44,138
                                                                            ----------------      -----------------     ------------
       Total liabilities and stockholders' equity                                 1,654,186              1,401,668          252,518
                                                                            ================      =================     ============

Equity Ratios excluding FAS115
DAC to Equity                                                                        39.06%                 35.85%
Intangibles to Equity                                                                20.19%                  4.27%
Debt to Total Cap w TP's as debt                                                     27.34%                 20.39%
Debt to Total Cap w/o TP's as debt                                                   13.02%                 15.74%


               UNIVERSAL AMERICAN FINANCIAL CORP. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                                              SIX MONTHS ENDED JUNE 30,
                                                                           2003                       2002
                                                                   ----------------------     ----------------------
 Revenues:                                                            (In thousands, per share amounts in dollars)

   Gross premium and policyholder fees earned                                    337,979                    291,605
   Reinsurance premiums assumed                                                   12,739                      2,085
   Reinsurance premiums ceded                                                   (149,923)                  (163,127)
                                                                   ----------------------     ----------------------
         Net premium and policyholder fees earned                                200,795                    130,563

   Net investment income                                                          29,810                     28,761
   Net realized (losses) on investments                                            1,295                     (6,457)
   Fee income                                                                      7,078                      5,989
                                                                   ----------------------     ----------------------
          Total revenues                                                         238,979                    158,856
                                                                   ----------------------     ----------------------

Benefits, claims and expenses:
   Increase in future policy benefits                                              9,936                      6,531
   Claims and other benefits                                                     132,536                     85,286
   Interest credited to policyholders                                              6,359                      5,213
   Increase in deferred acquisition costs                                        (19,308)                   (12,856)
   Amortization of present value of future profits and goodwill                    1,195                        832
   Commissions                                                                    65,111                     58,873
   Commission and expense allowances on reinsurance ceded                        (40,421)                   (49,364)
   Interest expense                                                                2,073                      1,588
   Amortization of deferred loan fees                                              1,766                          -
   Other operating costs and expenses                                             51,436                     46,655
                                                                   ----------------------     ----------------------
          Total benefits, claims and other deductions                            210,683                    142,758
                                                                   ----------------------     ----------------------

Income before taxes                                                               28,296                     16,098
Federal income tax expense                                                         9,748                      5,282
                                                                   ----------------------     ----------------------
Net income                                                                        18,548                     10,816
                                                                   ======================     ======================

Earnings per common share:
  Basic                                                                             0.35                       0.20
                                                                   ======================     ======================
  Diluted                                                                           0.34                       0.20
                                                                   ======================     ======================

               UNIVERSAL AMERICAN FINANCIAL CORP. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                                               THREE MONTHS ENDED JUNE 30,
                                                                             2003                       2002
                                                                     ----------------------     ----------------------
Revenues:                                                              (In thousands, per share amounts in dollars)

   Gross premium and policyholder fees earned                                      183,333                    144,169
   Reinsurance premiums assumed                                                      6,290                      1,147
   Reinsurance premiums ceded                                                      (68,014)                   (79,665)
                                                                     ----------------------     ----------------------
         Net premium and policyholder fees earned                                  121,609                     65,651

   Net investment income                                                            15,432                     14,434
   Net realized (losses) on investments                                              1,185                     (6,600)
   Fee income                                                                        2,839                      3,205
                                                                     ----------------------     ----------------------
          Total revenues                                                           141,066                     76,690
                                                                     ----------------------     ----------------------

Benefits, claims and expenses:
   Increase in future policy benefits                                                4,871                      3,961
   Claims and other benefits                                                        81,796                     42,640
   Interest credited to policyholders                                                3,226                      2,606
   Increase in deferred acquisition costs                                          (11,057)                    (6,924)
   Amortization of present value of future profits and goodwill                      1,074                        410
   Commissions                                                                      34,747                     29,557
   Commission and expense allowances on reinsurance ceded                          (18,065)                   (24,627)
   Interest expense                                                                  1,257                        782
   Amortization of deferred loan fees                                                    -                          -
   Other operating costs and expenses                                               26,573                     23,812
                                                                     ----------------------     ----------------------
          Total benefits, claims and other deductions                              124,421                     72,217
                                                                     ----------------------     ----------------------

Income before taxes                                                                 16,645                      4,473
Federal income tax expense                                                           5,644                      1,155
                                                                     ----------------------     ----------------------
Net income                                                                          11,000                      3,318
                                                                     ======================     ======================

Earnings per common share:
  Basic                                                                               0.21                       0.06
                                                                     ======================     ======================
  Diluted                                                                             0.20                       0.06
                                                                     ======================     ======================

UNIVERSAL AMERICAN FINANCIAL CORP.
Investment Portfolio - Credit Quality Summary

                       2Q2003 W PYRAMID                      1Q2003 W PYRAMID                           4Q2002
                -------------------------------     ---------------------------------      ---------------------------------
                     $ VALUE             %              $ VALUE                 %               $ VALUE               %
                -----------------   -----------     -------------------    ----------      ------------------    -----------
AAA                  385,260,889        35.76%             407,618,563        40.09%             389,447,565         41.65%
AA                   107,886,513        10.01%             102,598,426        10.09%              92,733,808          9.92%
A                    404,812,686        37.57%             367,695,888        36.16%             346,537,680         37.06%
BBB                  170,155,337        15.79%             128,351,646        12.62%             100,965,074         10.80%
BB                     5,536,974         0.51%               7,503,218         0.74%               2,124,569          0.23%
B                      3,727,482         0.35%               2,716,350         0.27%               2,746,853          0.29%
CCC                       82,102         0.01%                 334,218         0.03%                 394,633          0.04%
CC                             -         0.00%                       -         0.00%                       -          0.00%
D                              -         0.00%                       -         0.00%                       -          0.00%
                -----------------                   -------------------                    ------------------

TOTAL              1,077,461,983       100.00%           1,016,818,309       100.00%             934,950,182        100.00%
                =================                   ===================                    ==================

============================================================================================================================

INV GRADE          1,068,115,425        99.13%           1,006,264,523        98.96%             929,684,127         99.44%
NON INV GRADE          9,346,558         0.87%              10,553,786         1.04%               5,266,055          0.56%
                -----------------                   -------------------                    ------------------

TOTAL              1,077,461,983       100.00%           1,016,818,309       100.00%             934,950,182        100.00%
                =================                   ===================                    ==================

============================================================================================================================
                        2Q2003 PYRAMID                       1Q2003 PYRAMID
                -------------------------------     ---------------------------------
                    $ VALUE              %               $ VALUE                %
                -----------------   -----------     -------------------    ----------
AAA                   44,828,677        44.58%              49,171,972        49.39%
AA                     5,411,710         5.38%               8,045,791         8.08%
A                     29,688,660        29.52%              20,995,274        21.09%
BBB                   17,901,116        17.80%              16,794,483        16.87%
BB                     2,736,449         2.72%               4,553,601         4.57%
B                              -         0.00%                       -         0.00%
CCC                            -         0.00%                       -         0.00%
CC                             -         0.00%                       -         0.00%
D                              -         0.00%                       -         0.00%
                -----------------                   -------------------

TOTAL                100,566,612       100.00%              99,561,121       100.00%
                =================                   ===================

===========================================================================================

INV GRADE             97,830,163        97.28%              95,007,520        95.43%
NON INV GRADE          2,736,449         2.72%               4,553,601         4.57%
                -----------------                   -------------------

TOTAL                100,566,612       100.00%              99,561,121       100.00%
                =================                   ===================

============================================================================================================================
                       2Q2003 W/O PYRAMID                   1Q2003 W/O PYRAMID                           4Q2002
                -------------------------------     ---------------------------------      ---------------------------------
                     $ VALUE             %                $ VALUE               %               $ VALUE               %
                -----------------   -----------     -------------------    ----------      ------------------    -----------
AAA                  340,432,212        34.85%             358,446,591        39.08%             389,447,565         41.65%
AA                   102,474,803        10.49%              94,552,635        10.31%              92,733,808          9.92%
A                    375,124,026        38.40%             346,700,614        37.80%             346,537,680         37.06%
BBB                  152,254,221        15.59%             111,557,163        12.16%             100,965,074         10.80%
BB                     2,800,525         0.29%               2,949,617         0.32%               2,124,569          0.23%
B                      3,727,482         0.38%               2,716,350         0.30%               2,746,853          0.29%
CCC                       82,102         0.01%                 334,218         0.04%                 394,633          0.04%
CC                             -         0.00%                       -         0.00%                       -          0.00%
D                              -         0.00%                       -         0.00%                       -          0.00%
                -----------------                   -------------------                    ------------------

TOTAL                976,895,371       100.00%             917,257,188       100.00%             934,950,182        100.00%
                =================                   ===================                    ==================

============================================================================================================================

INV GRADE            970,285,262        99.32%             911,257,003        99.35%             929,684,127         99.44%
NON INV GRADE          6,610,109         0.68%               6,000,185         0.65%               5,266,055          0.56%
                -----------------                   -------------------                    ------------------

TOTAL                976,895,371       100.00%             917,257,188       100.00%             934,950,182        100.00%
                =================                   ===================                    ==================

============================================================================================================================

UNIVERSAL AMERICAN FINANCIAL CORP.
ISSUED BUSINESS REPORT

                                                      2Q03                2Q03                2Q02               2003 YTD
                                                      MIX                 YTD                  YTD              OVER 2002
--------------------------------------------------------------------------------------------------------------------------------
Senior Market Brokerage
Medicare Supplement                                         69.2%               26,917              41,265               -34.8%
Medicare Select                                             21.6%                8,417              13,954               -39.7%
                                               ---------------------------------------------------------------------------------
  Medicare Total                                            90.9%               35,333              55,219               -36.0%
                                               ---------------------------------------------------------------------------------

LTC                                                          1.0%                  374                 782               -52.1%
Nursing Home                                                 2.5%                  961                 722                33.0%
Home Health Care                                             0.0%                    -                 686              -100.0%
                                               ---------------------------------------------------------------------------------
   Long term care total                                      3.4%                1,335               2,191               -39.1%
                                               ---------------------------------------------------------------------------------

Senior Life                                                  5.7%                2,210               1,940                13.9%
                                               ---------------------------------------------------------------------------------

Totals Repetitive Prems                                    100.0%               38,879              59,350               -34.5%
                                               =================================================================================

Annuity Deposits                                                                23,582               3,910
-----------------------------------------------=================================================================================

CAREER - US
DI and Acc & Sick                                           27.6%                4,045               4,774               -15.3%
Medicare Supplement                                         46.4%                6,809                 849               702.0%
LTC                                                          9.5%                1,394               1,510                -7.7%
Home Health                                                  0.0%                    -                 214              -100.0%
Life                                                        14.0%                2,050               1,193                71.8%
                                               ---------------------------------------------------------------------------------

Totals Insurance Products                                   97.4%               14,298               8,540                67.4%

Non Insurance Products                                       2.6%                  383                 504               -24.1%
                                               ---------------------------------------------------------------------------------

Total Career - US Repetitive Prems                         100.0%               14,680               9,044                62.3%
                                               =================================================================================

Annuity Deposits                                                                32,237               9,989
                                               =================================================================================

CAREER - CANADA (CONVERTED)
DI and Acc & Sick                                           94.6%                3,515               3,843                -8.5%
LTC                                                          3.8%                  142                 243               -41.8%
Home Health                                                  0.0%                    -                   -                 0.0%
Life                                                         1.6%                   59                  77               -22.8%
                                               ---------------------------------------------------------------------------------

Total Career - Canada Repetitive Prems                     100.0%                3,716               4,163               -10.7%
                                               =================================================================================

Annuity Deposits                                                                     0                   0
                                               =================================================================================

TOTAL CAREER
DI and Acc & Sick                                           41.1%                7,560               8,616               -12.3%
Medicare Supplement                                         37.0%                6,809                 849               702.0%
LTC                                                          8.3%                1,536               1,753               -12.4%
Home Health                                                  0.0%                    -                 214              -100.0%
Life                                                        11.5%                2,109               1,270                66.0%
                                               ---------------------------------------------------------------------------------

Totals Insurance Products                                   97.9%               18,014              12,703                41.8%

Non Insurance Products                                       2.1%                  383                 504               -24.1%

Total Career Repetitive Prems                              100.0%               18,397              13,207                39.3%
                                               =================================================================================

Annuity Deposits                                                                32,237               9,989
-----------------------------------------------=================================================================================

COMPANY TOTAL
Medicare Supplement                                         73.6%               42,143              56,068               -24.8%
LTC                                                          5.0%                2,871               4,158               -31.0%
DI and Acc & Sick                                           13.2%                7,560               8,616               -12.3%
Life                                                         7.5%                4,319               3,210                34.5%
                                               ---------------------------------------------------------------------------------

Totals Insurance Products                                   99.3%               56,893              72,053               -21.0%

Non Insurance Products                                       0.7%                  383                 504               -24.1%
                                               ---------------------------------------------------------------------------------

Total Company Repetitive Prems                             100.0%               57,275              72,557               -21.1%
                                               =================================================================================

Annuity Deposits                                                                55,818              13,899
                                               =================================================================================

--------------------------------------------------------------------------------------------------------------------------------

UNIVERSAL AMERICAN FINANCIAL CORP.
ISSUED BUSINESS REPORT

                                                                                2Q03 OVER                             2Q03 OVER
                                          2Q03 MIX       2Q03       1Q03          1Q03        2Q02 MIX       2Q02        2Q02
---------------------------------------------------------------------------------------------------------------------------------
Senior Market Brokerage
Medicare Supplement                        69.6%       12,777       14,140          -9.6%       67.2%       15,834        -19.3%
Medicare Select                            21.0%        3,855        4,562         -15.5%       23.8%        5,617        -31.4%
                                       ------------------------------------------------------------------------------------------
  Medicare Total                           90.6%       16,632       18,702         -11.1%       91.1%       21,451        -22.5%
                                       ------------------------------------------------------------------------------------------

LTC                                         0.5%           90          284         -68.1%        1.6%          366        -75.3%
Nursing Home                                2.3%          427          534         -20.0%        1.7%          406          5.0%
Home Health Care                            0.0%            -            -             -         1.3%          303       -100.0%
                                       ------------------------------------------------------------------------------------------
   Long term care total                     2.8%          517          818         -36.7%        4.6%        1,076        -51.9%
                                       ------------------------------------------------------------------------------------------

Senior Life                                 6.6%        1,203        1,007          19.4%        4.4%        1,032         16.5%
                                       ------------------------------------------------------------------------------------------

Totals Repetitive Prems                   100.0%       18,352       20,527         -10.6%      100.0%       23,559        -22.1%
                                       ==========================================================================================

Annuity Deposits                                       13,315       10,267                                   1,373
---------------------------------------==========================================================================================

CAREER - US
DI and Acc & Sick                          19.0%        1,939        2,106          -7.9%       51.3%        2,285        -15.2%
Medicare Supplement                        60.3%        6,150          659         833.6%        9.7%          433       1320.4%
LTC                                         7.2%          732          662          10.6%       17.3%          771         -5.1%
Home Health                                 0.0%            -            -             -         2.1%           94       -100.0%
Life                                       11.4%        1,163          886          31.2%       13.8%          617         88.6%
                                       ------------------------------------------------------------------------------------------

Totals Insurance Products                  97.9%        9,984        4,313         131.5%       94.3%        4,200        137.7%

Non Insurance Products                      2.1%          218          165          32.3%        5.7%          254        -14.1%
                                       ------------------------------------------------------------------------------------------

Total Career - US Repetitive Prems        100.0%       10,202        4,478         127.8%      100.0%        4,453        129.1%
                                       ==========================================================================================

Annuity Deposits                                       15,665       16,572                                   5,511
                                       ==========================================================================================

CAREER - CANADA (CONVERTED)
DI and Acc & Sick                          94.5%        1,679        1,837          -8.6%       92.7%        1,930        -13.0%
LTC                                         3.9%           69           72          -3.8%        5.5%          115        -39.5%
Home Health                                 0.0%            -            -           0.0%        0.0%            -          0.0%
Life                                        1.5%           27           32         -14.6%        1.8%           36        -25.0%
                                       ------------------------------------------------------------------------------------------

Total Career - Canada Repetitive Prems    100.0%        1,776        1,941          -8.5%      100.0%        2,081        -14.7%
                                       ==========================================================================================

Annuity Deposits                                            0            0                                       0
                                       ==========================================================================================

TOTAL CAREER
DI and Acc & Sick                          30.2%        3,618        3,943          -8.2%       64.5%        4,215        -14.2%
Medicare Supplement                        51.3%        6,150          659         833.6%        6.6%          433       1320.4%
LTC                                         6.7%          801          734           9.1%       13.6%          886         -9.5%
Home Health                                 0.0%            -            -             -         1.4%           94       -100.0%
Life                                        9.9%        1,190          918          29.6%       10.0%          653         82.3%
                                       ------------------------------------------------------------------------------------------

Totals Insurance Products                  98.2%       11,760        6,254          88.0%       96.1%        6,281         87.2%

Non Insurance Products                      1.8%          218          165          32.3%        3.9%          254        -14.1%

Total Career Repetitive Prems             100.0%       11,978        6,419          86.6%      100.0%        6,534         83.3%
                                       ==========================================================================================

Annuity Deposits                                       15,665       16,572                                   5,511
---------------------------------------==========================================================================================

COMPANY TOTAL
Medicare Supplement                        75.1%       22,782       19,360          17.7%       72.7%       21,884          4.1%
LTC                                         4.3%        1,319        1,552         -15.0%        6.8%        2,056        -35.8%
DI and Acc & Sick                          11.9%        3,618        3,943          -8.2%       14.0%        4,215        -14.2%
Life                                        7.9%        2,393        1,926          24.3%        5.6%        1,685         42.0%
                                       ------------------------------------------------------------------------------------------

Totals Insurance Products                  99.3%       30,112       26,781          12.4%       99.2%       29,840          0.9%

Non Insurance Products                      0.7%          218          165          32.3%        0.8%          254        -14.1%
                                       ------------------------------------------------------------------------------------------

Total Company Repetitive Prems            100.0%       30,330       26,946          12.6%      100.0%       30,093          0.8%
                                       ==========================================================================================

Annuity Deposits                                       28,980       26,838                                   6,884
                                       ==========================================================================================

---------------------------------------------------------------------------------------------------------------------------------
